UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-09191

Name of Fund: BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2020

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by a combination of rallying interest rates and a favorable technical backdrop. Interest rates moved lower in 2019 as the Fed turned more dovish on the back of slowing global growth and trade uncertainties, indicated a commitment to sustain the current economic expansion, and executed a mid-cycle adjustment consisting of three 0.25% rate cuts. This dynamic was compounded in early 2020 as elevated event risks, led by increased U.S. conflict with Iran and a coronavirus pandemic, spurred a flight to quality. At the same time,

S&P Municipal Bond Index Total Returns as of January 31, 2020 6 months: 3.08% 12 months: 8.21%

municipal bond technicals remained supportive with historically robust demand outpacing moderate supply. During the 12 months ended January 31, 2020, municipal bond funds experienced net inflows totaling $98 billion (based on data from the Investment Company Institute). Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. For the same 12-month period, total new issuance was slightly above average from a historical perspective at $409 billion, but was boosted by robust taxable municipal supply. Taxable municipal bond issuance picked up late in 2019, as issuers advance refunded tax-exempt debt using taxable municipal bonds for cost savings. While increasing issuance totals, this dynamic ultimately shrank the size of the tax-exempt market and provided a positive technical tailwind for the natural buyer of the asset class.

A Closer Look at Yields

From January 31, 2019 to January 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 122 basis points (“bps”) from 3.02% to 1.80%, while ten-year rates decreased by 102 bps from 2.17% to 1.15% and five-year rates decreased by 92 bps from 1.76% to 0.84% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 40 bps, compared to 14 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds outperformed duration-matched U.S. Treasuries, most notably in the long end of the yield curve. Consequently, relative valuations remained stretched versus history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused more on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

Most states and localities are on solid footing as tax receipts are increasing steadily and spending levels are rebounding from post-recession lows. Rising healthcare expenditures and legacy pension costs are plaguing a handful of high-profile credits. Essential service revenue bonds continue to benefit from deleveraging. Several private-public partnerships and off-balance sheet projects have made headlines for cost-overruns that are calling into question their value add. More caution is warranted in the non-profit sectors, especially less-selective private education credits that are dealing with competitive pressures and are burdened with outsized debt. Merger and acquisition activity has been elevated in the hospital sector, providing opportunities to generate performance. Additionally, high yield remains an important driver of performance. BlackRock maintains the view that municipal bond defaults will remain minimal and the overall market is fundamentally sound. However, we continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk, including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2020 ($13.05)(a)	4.05%
Tax Equivalent Yield(b)	6.84%
Current Monthly Distribution per Common Share(c)	$0.0440
Current Annualized Distribution per Common Share(c)	$0.5280
Leverage as of January 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MUE(a)(b)	5.14%	4.72%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	4.81	5.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Positions in high yield debt, which outperformed on the strength of solid credit fundamentals and investors’ appetite for yield, contributed to Fund performance. The Fund’s holdings in Puerto Rico were particularly strong performers. At the sector level, transportation issues and tobacco issues were key contributors. Positions in longer-term bonds, which outpaced short-term debt, also added value. In addition, the Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$13.05	$12.67	3.00%	$13.05	$12.42
Net Asset Value	14.28	13.92	2.59	14.28	13.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	37%	40%
County/City/Special District/School District	17	17
Statee	13	10
Utilities	12	11
Health	11	11
Education	6	7
Tobacco	2	2
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	3%
2021	16
2022	4
2023	21
2024	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	4%	1%
AA/Aa	40	46
A	35	38
BBB/Baa	11	10
BB/Ba	1	—
N/R(b)	9	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality.

FUND SUMMARY	7

Fund Summary as of January 31, 2020	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2020 ($14.74)(a)	3.74%
Tax Equivalent Yield(b)	8.15%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Leverage as of January 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MCA(a)(b)	5.14%	4.77%
Lipper California Municipal Debt Funds(c)	5.74	5.32

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to a rally in January. In fact, January represented the highest one-month return for the broader U.S. municipal bond market in six years (as measured by the S&P Municipal Bond Index). The bond market’s advance reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as interest rates fall.) The favorable combination of robust investor demand and relatively limited new-issue supply also provided a tailwind for the tax-exempt market.

California municipal debt finished slightly ahead of the national index, as the repeal of state and local tax deductions was a continued source of demand in high-tax states.

An allocation to bonds with maturities of 20 years and above helped performance, as longer-term issues outperformed. The Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. At the sector level, transportation and school district issues were strong contributors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes. Positions in AA and A rated debt further contributed to Fund performance.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, positions in shorter-term bonds lagged relative to those with longer-dated maturities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.74	$14.29	3.15%	$14.79	$13.86
Net Asset Value	16.23	15.79	2.79	16.23	15.72

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
County/City/Special District/School District	32%	36%
Transportation	18	18
Health	17	18
Utilities	13	14
Education	11	9
State	4	2
Tobacco	2	1
Housing	2	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2020	7%
2021	9
2022	3
2023	6
2024	7

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	6%	4%
AA/Aa	65	74
A	17	14
BBB/Baa	6	3
BB/Ba	1	—
N/R	5	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2020 ($13.41)(a)	3.80%
Tax Equivalent Yield(b)	7.54%
Current Monthly Distribution per Common Share(c)	$0.0425
Current Annualized Distribution per Common Share(c)	$0.5100
Leverage as of January 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYN(a)(b)	3.65%	4.65%
Lipper New York Municipal Debt Funds(c)	5.82	4.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Trends in the New York market reflected those on the national level, with falling yields, strong inflows, and limited new-issue supply. While the state underperformed the broader U.S. market, New York still produced a solid return as investors in high-tax states continued to seek shelter in tax-exempt bonds.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. Positions in the tax-backed, transportation, and housing sectors also contributed to Fund performance. On the negative side, the Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from results at a time of falling yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$13.41	$13.19	1.67%	$13.46	$12.69
Net Asset Value	14.76	14.38	2.64	14.76	14.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	24%	25%
County/City/Special District/School District	20	17
Education	14	16
Utilities	13	13
State	13	13
Housing	7	7
Health	5	5
Corporate	2	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	8%
2021	15
2022	9
2023	8
2024	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	12%	11%
AA/Aa	58	58
A	19	24
BBB/Baa	5	5
BB/Ba	1	—
N/R(b)	5	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2020	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2020 ($14.05)(a)	3.80%
Tax Equivalent Yield(b)	6.42%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Leverage as of January 31, 2020(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYI(a)(b)	6.60%	5.97%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	4.81	5.01

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. An allocation to longer-term debt, which outpaced shorter-dated issues, was an additional positive. A weighting in bonds rated A and below was also additive at a time in which lower-quality issues outpaced the broader market. Similarly, the Fund’s positions in zero coupon securities made a positive contribution. Zero coupon issues benefited from both tightening yield spreads and their above-average interest rate sensitivity. An allocation to the state tax-backed sector, particularly Puerto Rico sales tax securities, also added value.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. In addition, the ongoing loss of higher-yielding securities from bond calls and maturities negatively impacted the Fund’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.05	$13.44	4.54%	$14.05	$13.20
Net Asset Value	15.39	14.81	3.92	15.39	14.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	31%	31%
State	22	19
Health	14	15
County/City/Special District/School District	13	14
Utilities	10	11
Education	6	6
Tobacco	3	2
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	2%
2021	8
2022	4
2023	8
2024	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	3%	3%
AA/Aa	44	45
A	27	29
BBB/Baa	18	17
BB/Ba	1	—
N/R(b)	7	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 124.8%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$940	$997,810

Arizona — 2.5%
Arizona IDA, RB:
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39(a)	465	489,324
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49(a)	525	545,606
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54(a)	405	420,131
Odyssey Preparatory Academy Project, 4.38%, 07/01/39(a)	550	557,381
S/F Housing, NCCU Properties LLC-North Carolina Central University Project, Series A (BAM), 4.00%, 06/01/44	730	806,095
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds, Series B, AMT, 3.25%, 07/01/49	1,135	1,185,644
County of Maricopa Arizona IDA, Refunding RB, Legacy Traditional Schools Project(a):
5.00%, 07/01/39	195	223,220
5.00%, 07/01/49	280	313,676
5.00%, 07/01/54	170	189,574
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	2,450	3,382,641

		8,113,292

California — 16.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	2,865	2,943,128
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	1,400	1,678,628
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,800	2,053,818
2nd, 5.25%, 05/01/33	1,410	1,591,284
5.00%, 05/01/44	1,860	2,124,455
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,233,780
City of Sunnyvale California, Refunding RB, 5.25%, 04/01/20(b)	450	453,267
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,481,090
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 08/01/21(b)	1,875	2,004,244
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	2,445	2,862,264
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)	2,000	2,043,240
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(b)	2,670	2,853,883
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	5,905	6,743,982
5.25%, 05/15/38	1,675	1,892,884
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	5,843,750
5.50%, 11/01/31	3,130	3,654,776
5.50%, 11/01/33	3,000	3,495,900
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	1,260	1,449,441

Security	Par (000)	Value

California (continued)
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	$940	$1,106,991

		54,510,805

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,735,875
5.50%, 11/15/30	565	652,360
5.50%, 11/15/31	675	778,437
Colorado Educational & Cultural Facilities Authority, RB, Rocky Mountain School of Expeditionary Learning, 5.00%, 03/01/50(a)	790	871,489
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	1,050	1,158,276
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/49	925	954,350
STC Metropolitan District No 2, GO, Refunding, Series A, 5.00%, 12/01/38	715	780,337

		6,931,124

Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	2,083,330
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	1,015	1,219,685

		3,303,015

Delaware — 0.5%
State of Delaware Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/43	1,400	1,677,074

Florida — 16.9%
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,790,513
County of Broward Florida Airport System Revenue, ARB, Series A, AMT:
5.13%, 10/01/23(b)	5,665	6,475,831
5.00%, 10/01/45	1,440	1,665,907
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,445,118
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,651,625
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	125	127,924
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	2,027,085
Series A, 5.50%, 10/01/42	3,000	3,419,880
Series B, AMT, 6.25%, 10/01/38	800	930,088
Series B, AMT, 6.00%, 10/01/42	1,060	1,227,120
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/23(b)	3,130	3,615,807
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	5,155	5,682,356
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	5,000	5,509,000
Finley Woods Community Development District(c):
Special Assessment Bonds, 4.00%, 05/01/40	265	265,064
Special Assessment Bonds, 4.20%, 05/01/50	450	449,685

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Osceola Chain Lakes Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	$670	$689,370
4.00%, 05/01/50	640	644,365
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,805	2,049,812
Southern Groves Community Development District No. 5, Refunding, Special Assessment Bonds, 4.00%, 05/01/43	380	390,515
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	6,965	7,447,187

		54,504,252

Georgia — 1.2%
County of Fulton Development Authority, RB, Georgia Institute of Technology, 4.00%, 06/15/49	815	942,751
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,368,570
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 5.00%, 01/01/48	1,420	1,675,799

		3,987,120

Hawaii — 1.7%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,231,136
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	740	838,760
5.25%, 08/01/26	1,205	1,364,325

		5,434,221

Illinois — 14.4%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/41	1,140	1,274,908
5.50%, 01/01/28	1,000	1,118,180
5.50%, 01/01/29	1,500	1,676,505
5.38%, 01/01/33	2,000	2,221,380
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	1,680	1,753,618
3rd Lien, Series A, 5.75%, 01/01/39	320	332,848
3rd Lien, Series C, 6.50%, 01/01/21(b)	9,085	9,544,610
Senior Lien, Series D, AMT, 5.00%, 01/01/42	735	867,278
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	2,940	3,144,477
5.25%, 12/01/40	1,500	1,596,840
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,156,727
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,405,280
5.50%, 12/01/38	1,205	1,348,335
5.25%, 12/01/43	2,960	3,245,788
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	975	1,170,546
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project(c):
4.00%, 06/15/50	1,050	1,155,945
5.00%, 06/15/50	1,090	1,305,569
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	2,350	2,492,081
6.00%, 06/01/21	670	714,923
State of Illinois, GO:
5.25%, 02/01/31	1,495	1,679,513
5.25%, 02/01/32	2,320	2,603,922

Security	Par (000)	Value

Illinois (continued)
5.50%, 07/01/33	$1,000	$1,118,100
5.50%, 07/01/38	700	779,618
Upper Illinois River Valley Development Authority, Refunding RB, Prairie Crossing Charter School, 5.00%, 01/01/45(a)(c)	715	771,842

		46,478,833

Indiana — 0.2%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	460	507,403

Iowa — 0.7%
State of Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/48	1,950	2,183,162

Louisiana — 1.3%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	2,225	2,574,392
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	1,630	1,633,260

		4,207,652

Maryland — 2.8%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,914,103
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	4,780	6,013,001

		8,927,104

Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	420	488,586
Emerson College Issue, Series A, 5.25%, 01/01/42	940	1,118,826
UMass Dartmouth Student Housing Project, 5.00%, 10/01/43	2,265	2,697,977
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	745	884,300
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	410	413,756

		5,603,445

Michigan — 1.5%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(b)	3,420	3,605,672
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	895	1,076,900

		4,682,572

Minnesota — 0.3%
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	985	1,099,063

Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,651,243
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(b)	1,000	1,149,420
State of Mississippi, RB, Series A:
5.00%, 10/15/37	565	704,306
4.00%, 10/15/38	2,815	3,194,040

		7,699,009

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Montana — 0.1%
Montana State Board of Housing, RB, S/F Housing, Series B-2:
3.50%, 12/01/42	$170	$179,736
3.60%, 12/01/47	260	277,072

		456,808

Nevada — 3.5%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	1,130	1,342,349
City of Las Vegas NV Special Improvement District No 814, Special Assessment Bonds, Summerlin Villages 21 & 24A:
4.00%, 06/01/39	120	126,206
4.00%, 06/01/44	335	349,030
City of Reno Nevada, Refunding RB, Series A-1 (AGM):
4.00%, 06/01/43	2,690	2,945,604
4.00%, 06/01/46	2,910	3,172,482
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	2,065	2,595,602
5.00%, 06/01/37	500	627,440

		11,158,713

New Jersey — 7.8%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,940	2,199,960
Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	1,355	1,527,071
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,894,100
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	2,345	2,509,642
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,980	3,592,777
Series BB, 4.00%, 06/15/50	2,125	2,280,338
Transportation System, Series AA, 5.50%, 06/15/39	3,040	3,383,034
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/32	2,735	3,335,004
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	2,355	2,800,731
Sub-Series B, 5.00%, 06/01/46	445	511,541

		25,034,198

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/49	170	189,548

New York — 5.1%
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(b)	8,500	9,160,025
Series A-1, 5.25%, 11/15/39	1,550	1,764,148
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(b)	1,470	1,526,301
5.38%, 06/15/43	750	776,887
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,000	2,080,260
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	1,022,090

		16,329,711

North Carolina — 0.1%
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hill, 5.00%, 02/01/49	270	412,320

Security	Par (000)	Value

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	$2,470	$2,480,917
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,500	2,812,150

		5,293,067

Oregon — 0.4%
State of Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,339,085

Pennsylvania — 9.2%
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	185	217,266
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,485	1,836,024
5.00%, 03/01/43	1,100	1,355,343
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 5.00%, 09/01/48	1,690	2,039,695
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,723,675
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	3,000	3,170,250
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, Subordinate, Special Motor License Fund, 5.00%, 12/01/41	2,490	3,034,065
Pennsylvania Turnpike Commission, RB:
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,774,490
Subordinate, Series A, 5.00%, 12/01/44	5,120	6,309,632
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/47	1,600	1,986,096
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/23(b)	1,100	1,257,905
5.25%, 06/01/37	2,500	2,777,825

		29,482,266

Puerto Rico — 3.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	312	91,129
Series A-1, 4.75%, 07/01/53	1,600	1,770,320
Series A-1, 5.00%, 07/01/58	2,130	2,392,246
Series A-2, 4.78%, 07/01/58	5,879	6,501,233
Series B-1, 4.75%, 07/01/53	407	449,926
Series B-2, 4.78%, 07/01/58	394	434,338

		11,639,192

Rhode Island — 0.1%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/38	375	389,835

South Carolina — 5.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,319,902
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	2,940	3,370,181
5.50%, 07/01/41	2,500	2,815,750
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	825	867,190
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,360	1,625,730
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	1,870	2,272,050
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,128,770

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	$1,000	$1,132,330

		17,531,903

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,487,200

Texas — 7.4%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	2,345	2,623,891
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	2,010	2,518,992
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	2,500	3,117,125
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/20(b)	1,615	1,660,850
Series H, 5.00%, 11/01/37	1,810	1,905,822
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,453,769
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	5,480	5,872,807
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/48	1,775	2,149,294
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	1,070	1,210,876
Texas Private Activity Bond Surface Transportation Corp., RB, Segment 3C Project, AMT, 5.00%, 06/30/58	360	428,641

		23,942,067

Utah — 0.1%
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/49(a)	170	180,982

Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	3,088,923

Virginia — 1.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	945	1,018,956
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	4,000	4,674,960

		5,693,916

Washington — 6.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(b)	2,400	2,503,560
Port of Seattle Washington, ARB, AMT:
Intermediate Lien, Series C, 5.00%, 05/01/37	2,485	3,005,955
Series A, 5.00%, 05/01/43	660	787,598
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,247,420
5.00%, 07/01/38	1,155	1,434,048
State of Washington, GO:
Series C, 5.00%, 02/01/36	7,565	9,505,650
Various Purposes, Series B, 5.25%, 02/01/21(b)	1,865	1,945,475
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	475	521,925

		20,951,631

Wisconsin — 1.1%
Public Finance Authority, Refunding RB:
Penick Village Obligation Group, 5.00%, 09/01/49(a)	285	311,955
Evergreens Obligated Group, 5.00%, 11/15/49	570	664,592

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	$2,065	$2,532,165

		3,508,712

Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	570	680,341

Total Municipal Bonds — 124.8% (Cost — $367,452,441)		401,637,374

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 34.6%

California — 2.8%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	7,499	9,058,645

Colorado — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(f)	3,262	4,053,158
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/49(f)	1,710	1,897,518

		5,950,676

Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,061	3,615,650

Illinois — 3.2%
City of Chicago Illionis Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	760	760,421
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	1,980	2,325,314
Series B, 5.00%, 01/01/40	6,148	7,253,421

		10,339,156

Louisiana — 3.2%
City of Shreveport Louisiana Water & Sewer Revenue, RB, Junior Lien, Series B (AGM):
4.00%, 12/01/44	3,015	3,394,634
4.00%, 12/01/49	6,057	6,819,693

		10,214,327

Maryland — 4.7%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	2,499	3,012,318
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/47	9,817	11,979,344

		14,991,662

Michigan — 2.5%
Michigan Finance Authority, RB(f):
Mclaren Health Care, Series A, 4.00%, 02/15/44	3,332	3,784,063
Multi Model- McLaren Health Care, 4.00%, 02/15/47	3,728	4,232,803

		8,016,866

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,500	1,571,343

New York — 6.0%
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,466,774

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$7,515	$8,118,076
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	4,400	4,758,376

		19,343,226

Pennsylvania — 5.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	3,600	4,123,764
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 07/01/49(f)	4,997	5,609,930
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 4.00%, 11/01/38(f)	5,927	6,821,016
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,316,840

		18,871,550

Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,795,627

Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(f)	3,720	4,504,660

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.6% (Cost — $103,067,014)		111,273,388

Total Long-Term Investments — 159.4% (Cost — $470,519,455)		512,910,762

Security	Shares	Value

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(g)(h)	1,179,207	$1,179,443

Total Short-Term Securities — 0.4% (Cost — $1,179,439)		1,179,443

Total Investments — 159.8% (Cost — $471,698,894)		514,090,205

Other Assets Less Liabilities — 0.0%		28,618

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.1)%		(61,424,591)

VMTP Shares, at Liquidation Value — (40.7)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$321,694,232

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2021 to August 1, 2027, is $20,247,429. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10,454,186	(9,274,979)	1,179,207	$1,179,443	$10,381	$657	$(746)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	52	03/20/20	$6,846	$(87,457)
U.S. Long Treasury Bond	95	03/20/20	15,535	(377,709)
5-Year U.S. Treasury Note	39	03/31/20	4,692	(47,093)

				$(512,259)

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$512,259	$—	$512,259

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,155,359)	$—	$(1,155,359)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(295,251)	$—	$(295,251)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,925,746

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$512,910,762	$—	$512,910,762
Short-Term Securities	1,179,443	—	—	1,179,443

	$1,179,443	$512,910,762	$—	$514,090,205

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(512,259)	$—	$—	$(512,259)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(61,260,897)	$—	$(61,260,897)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(192,260,897)	$—	$(192,260,897)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 88.7%

California — 84.9%

Corporate — 1.3%
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	$4,000	$4,552,600
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,444,862

		6,997,462

County/City/Special District/School District — 28.1%
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(a):
0.00%, 08/01/32	250	178,180
0.00%, 08/01/33	500	339,195
0.00%, 08/01/34	505	326,811
0.00%, 08/01/35	545	336,483
0.00%, 08/01/36	500	294,925
0.00%, 08/01/37	650	366,034
0.00%, 08/01/38	630	338,499
0.00%, 08/01/39	750	384,690
0.00%, 08/01/40	1,850	906,315
0.00%, 08/01/41	305	142,676
0.00%, 02/01/42	350	159,866
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 03/01/32	1,050	1,182,247
City of Sacramento California Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/48	3,750	4,552,350
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,530	2,669,302
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,294,400
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 08/01/46	3,700	4,635,582
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/23(b)	2,725	3,135,903
Gavilan Joint Community College District, GO, Election of 2004, Series D(b):
5.50%, 08/01/21	2,165	2,314,104
5.75%, 08/01/21	8,400	9,009,588
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(b)	2,500	2,689,625
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 08/01/21(b)	1,880	2,009,588
Hayward Unified School District, GO, Series A (BAM), 4.00%, 08/01/48	2,000	2,292,780
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/23(b)	5,715	6,637,744
Menifee Union School District, GO, Series B (BAM), 4.00%, 08/01/43	5,370	6,118,041
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 08/01/23(b)	4,500	5,139,945
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 08/01/21(b)	8,140	8,670,484
Perris Union High School District, GO, Election of 2012, Series B (BAM), 5.25%, 09/01/39	2,715	3,310,807
Perris Union High School District, COP, Refunding School Finacing Project (BAM), 4.00%, 10/01/43	10,000	11,534,000
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	5,455	6,175,551
RNR School Financing Authority, Special Tax Bonds, Community Facilities District No. 92-1, Series A (BAM):
5.00%, 09/01/37	1,500	1,804,185
5.00%, 09/01/41	3,000	3,590,820

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Jose California Financing Authority, Civic Center Project, LRB, Convention Center Expansion & Renovation Project:
5.75%, 05/01/36	$2,570	$2,579,715
5.75%, 05/01/42	4,500	4,756,770
San Jose California Financing Authority, Refunding LRB, Series A:
5.00%, 06/01/32	3,375	3,810,949
5.00%, 06/01/39	5,800	6,502,844
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 08/01/20(b)	6,475	6,607,025
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,000	3,201,480
Santa Clara Unified School District, GO, Election of 2018, 3.25%, 07/01/44	3,000	3,194,040
State of California, GO, Various Purpose, 4.00%, 04/01/49	5,550	6,468,358
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 08/01/21(b)	7,680	8,237,338
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,918,621
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(b)	6,140	6,540,144
Election of 2010, Series B, 5.50%, 08/01/39	3,000	3,438,660
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,550

		156,662,214

Education — 7.4%
California Educational Facilities Authority, RB, Series A, 5.00%, 10/01/53	10,000	12,281,500
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 01/01/22(b)	2,750	3,017,657
John Adams Academy, Series A, 5.00%, 10/01/39(c)	245	265,382
John Adams Academy, Series A, 5.00%, 10/01/49(c)	410	436,634
John Adams Academy, Series A, 5.00%, 10/01/57(c)	810	857,328
California Municipal Finance Authority, Refunding RB, Master’s University:
5.00%, 08/01/39	645	751,399
5.00%, 08/01/48	305	349,137
California School Finance Authority, RB(c):
Alliance for College-Ready Public Schools Projects, Series A, 5.00%, 07/01/36	755	866,370
Arts In Action Charter Schools, 5.00%, 06/01/40	305	341,329
Arts In Action Charter Schools, 5.00%, 06/01/50	475	524,851
Arts In Action Charter Schools, 5.00%, 06/01/59	760	834,602
Kipp Socal Projects, Series A, 5.00%, 07/01/54	650	778,739
Real Journey Academies, Series A, 5.00%, 06/01/58	2,385	2,517,057
Teach Public Schools, Series A, 5.00%, 06/01/58	1,230	1,346,149
California School Finance Authority, Refunding RB, Aspire Public Schools - Obligated Group, 5.00%, 08/01/46(c)	1,250	1,393,462
California Statewide Communities Development Authority, RB, University of California, Irvine East Campus, Series A, 5.00%, 05/15/37	4,000	4,825,600
California Statewide Communities Development Authority, Refunding RB, CHF-Irvine LLC:
5.00%, 05/15/33	2,625	3,134,985
5.00%, 05/15/40	2,250	2,649,712
University of California, RB, 5.25%, 05/15/36	3,680	4,323,485

		41,495,378

Health — 9.0%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	10,717,000
Sutter Health, Series B, 6.00%, 08/15/20(b)	7,715	7,925,388

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, Refunding RB, Adventist Health System West, Series A:
4.00%, 03/01/39	$985	$1,096,857
4.00%, 03/01/43	1,400	1,482,180
California Municipal Finance Authority, Refunding RB, Series A:
Community Medical Centers, 5.00%, 02/01/42	4,000	4,797,400
5.00%, 11/01/39(c)	215	248,955
5.00%, 11/01/49(c)	245	282,179
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,621,975
Huntington Memorial Hospital Project, 4.00%, 07/01/48	1,780	1,989,541
Methodist Hospital of Southern California, 4.25%, 01/01/43	3,450	3,804,867
Sutter Health, Series A, 6.00%, 08/15/20(b)	4,130	4,242,708
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	2,595	2,871,731
Front Porch Communities and Services, 4.00%, 04/01/47	1,320	1,447,248
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,420,007
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/21(b)	2,860	3,074,643

		50,022,679

Housing — 4.0%
California Community Housing Agency, RB, M/F Housing(c):
Serenity At Larkspur, Series A, 5.00%, 02/01/50(d)	1,415	1,670,209
Verdant At Green Valley Project, 5.00%, 08/01/49	1,855	2,118,206
California Housing Finance, RB:
M/F Housing, Series 2-A, 4.00%, 03/20/33	4,100	4,834,715
S/F Housing, Series A, 4.25%, 01/15/35	1,372	1,669,398
California Statewide Communities Development Authority, Special Assessment Bonds, Statewide Community Infrastructure Program:
M/F Housing, , Series C, 5.00%, 09/02/49	225	260,685
M/F Housing, Series C, 5.00%, 09/02/39	435	512,578
S/F Housing, 5.00%, 09/02/39	465	547,928
S/F Housing, 5.00%, 09/02/44	535	622,152
S/F Housing, 5.00%, 09/02/49	775	897,907
Freddie Mac Multifamily Certificates, RB, M/F Housing, Pass-Through, Class A, 3.35%, 11/25/33	8,559	9,423,243

		22,557,021

State — 1.5%
State of California, GO, Various Purposes, 6.00%, 03/01/33	5,500	5,528,215
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	3,000,647

		8,528,862

Tobacco — 4.0%
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/33	2,175	2,623,441
Series A-1, 5.00%, 06/01/35	3,215	3,842,279
Series A-1, 3.50%, 06/01/36	5,295	5,482,549
Series A-2, 5.00%, 06/01/47	2,500	2,629,100
Tobacco Securitization Authority of Southern California, Refunding RB:
5.00%, 06/01/48	4,500	5,464,485
San Diego Country Tobacco Asset Securitization Corporation, 0.00%, 06/01/54(a)	11,850	1,893,630
Tobacco Asset Securitization Corporation, 5.00%, 06/01/48	575	687,182

		22,622,666

Transportation — 20.8%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,783,695

Security	Par (000)	Value

Transportation (continued)
Bay Area Toll Authority, Refunding RB, Subordinate, Series S-8, 3.00%, 04/01/54	$13,230	$13,736,709
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT:
5.00%, 12/31/43	6,500	7,793,630
4.00%, 12/31/47	7,500	8,268,225
(AGM), 4.00%, 12/31/47	2,845	3,141,563
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.25%, 05/01/33	1,900	2,144,283
5.00%, 05/01/40	3,785	4,337,118
5.00%, 05/01/44	6,000	7,445,280
5.00%, 05/01/44	2,660	3,038,199
5.00%, 05/01/49	3,500	4,320,120
City & County of San Francisco California Airports Commission, Refunding RB, AMT, San Francisco International Airport, Series D, 5.00%, 05/01/43	7,715	9,430,970
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Sub-Series B, 5.00%, 05/15/40	2,500	2,527,925
Series D, AMT, 5.00%, 05/15/35	2,000	2,351,980
Series D, AMT, 5.00%, 05/15/36	1,500	1,758,255
City of Los Angeles Department of Airports, ARB, AMT, Subordinate, Series C, 5.00%, 05/15/38	3,215	3,952,875
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,721,857
Series A, 5.00%, 03/01/47	6,770	8,097,868
Series A-1, 6.25%, 03/01/34	1,400	1,475,544
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,750	2,113,790
Senior Series A, 5.00%, 07/01/41	2,500	3,044,825
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,265,990
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 07/01/40	6,350	6,452,997
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	6,000	7,260,420
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	200	230,550
San Diego County Regional Airport Authority, Refunding RB, Subordinate Revenue Bonds, AMT(d):
5.00%, 07/01/37	350	443,180
5.00%, 07/01/38	350	441,469
5.00%, 07/01/39	500	628,600
5.00%, 07/01/40	700	877,324

		116,085,241

Utilities — 8.8%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(b)	5,000	5,260,700
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,313,520
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(b)	1,325	1,342,888
5.00%, 06/01/28	675	684,119
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/21(b)	10,000	10,713,400
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 5.00%, 11/01/36	2,335	2,818,018

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	$4,000	$4,203,400
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Sub-Series A, 5.00%, 06/01/20(b)	3,450	3,496,092
El Dorado Irrigation District, Refunding RB, Series A (AGM), 5.25%, 03/01/39	5,000	5,828,000
San Diego Public Facilities Financing Authority, Refunding RB, Subordinated, Series A, 5.25%, 08/01/47	5,000	6,346,950

		49,007,087

Total Municipal Bonds in California		473,978,610

Puerto Rico — 3.8%

State — 3.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(a)	3,222	941,082
Series A-1, 4.75%, 07/01/53	681	753,492
Series A-1, 5.00%, 07/01/58	500	561,560
Series B-1, 4.75%, 07/01/53	735	812,521
Series B-1, 5.00%, 07/01/58	8,899	9,984,411
Series B-2, 4.33%, 07/01/40	7,022	7,622,521
Series B-2, 4.78%, 07/01/58	713	785,997

Total Municipal Bonds in Puerto Rico		21,461,584

Total Municipal Bonds — 88.7% (Cost — $457,854,383)		495,440,194

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 75.2%

California — 75.2%

County/City/Special District/School District — 23.5%
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure, 5.00%, 06/01/48	9,500	11,737,820
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	12,124,499
County of San Luis California Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 08/01/40	6,585	7,446,974
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	21,208,982
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 08/01/46	5,000	5,714,350
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	7,075	8,997,842
Los Angeles County Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51(f)	11,420	14,152,233
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,195,252
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	12,175,185
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	19,335,120

		131,088,257

Education — 11.3%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(b)	11,000	11,224,290
University of California, RB, Series AM, 5.25%, 05/15/44	9,210	10,753,228

Security	Par (000)	Value

Education (continued)
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	$13,002	$15,720,380
Series I, 5.00%, 05/15/40	21,105	25,219,842

		62,917,740

Health — 18.7%
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	7,198,260
Sutter Health, Series A, 4.00%, 11/15/42	7,500	8,513,250
Sutter Health, Series A, 5.00%, 08/15/52	10,000	11,018,800
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 4.00%, 11/01/44	13,280	15,052,880
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,357,295
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	6,018	6,611,863
Sutter Health, Series A, 5.00%, 08/15/43	24,940	29,057,843
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,860	21,446,218

		104,256,409

State — 0.6%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,693,450

Transportation — 9.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge(f):
4.00%, 04/01/42	11,250	12,703,498
4.00%, 04/01/49	6,555	7,321,083
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/46	5,000	5,948,050
Series D, 5.00%, 05/15/41	13,311	15,530,488
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,360,394
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,425,815

		52,289,328

Utilities — 11.8%
Anaheim Public Financing Authority, Refunding RB, Anaheim Convention Center Expansion Project, Series A:
5.00%, 05/01/39	6,000	6,943,980
5.00%, 05/01/46	13,500	15,523,515
Beaumont Public Improvement Authority, RB, Series A (AGM), 5.00%, 09/01/49	6,000	7,228,080
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	6,290	7,532,841
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	18,466,012
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	10,107,012

		65,801,440

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 75.2% (Cost — $385,057,272)		420,046,624

Total Long-Term Investments — 163.9% (Cost — $842,911,655)		915,486,818

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.1%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.71%(g)(h)	200,044	$200,084

Total Short-Term Securities — 0.1% (Cost — $200,084)		200,084

Total Investments — 164.0% (Cost — $843,111,739)		915,686,902

Other Assets Less Liabilities — 1.0%		5,410,124

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.2)%		(196,470,235)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (29.8)%		(166,207,848)

Net Assets Applicable to Common Shares — 100.0%		$558,418,943

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to June 1, 2026 is $25,985,300. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	12,443,051	(12,243,007)	200,044	$200,084	$14,116	$53	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	87	03/20/20	$11,454	$(192,355)
U.S. Long Treasury Bond	265	03/20/20	43,336	(1,150,000)
5-Year U.S. Treasury Note	86	03/31/20	10,348	(106,106)

				$(1,448,461)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,448,461	$—	$1,448,461

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Quality Fund, Inc. (MCA)

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,210,404)	$—	$(2,210,404)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(785,751)	$—	$(785,751)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	51,639,703

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$915,486,818	$—	$915,486,818
Short-Term Securities	200,084	—	—	200,084

	$200,084	$915,486,818	$—	$915,686,902

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(1,448,461)	$—	$—	$(1,448,461)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(195,715,219)	$—	$(195,715,219)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(362,215,219)	$—	$(362,215,219)

See notes to financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 125.2%

New York — 121.3%

Corporate — 3.1%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$930	$1,002,986
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	12,070	16,992,629

		17,995,615

County/City/Special District/School District — 26.1%
City of New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 08/01/32	490	538,378
Fiscal 2014, Series E, 5.00%, 08/01/32	2,040	2,317,930
Series E, 5.50%, 08/01/25	5,435	6,288,947
City of New York, GO:
Series A-1, 5.00%, 08/01/35	1,950	2,064,797
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,383,920
Sub-Series D-1, 5.00%, 10/01/33	8,350	8,828,288
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	1,300	1,478,074
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/56(a)	7,825	2,781,005
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	7,370	8,847,980
5.00%, 11/15/45	13,995	16,772,728
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	5,000	2,969,100
(AMBAC), 5.00%, 01/01/39	1,750	1,754,410
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,000	1,003,820
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,400	6,416,640
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,250	2,256,480
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,650	9,826,112
City of New York New York Industrial Development Agency, RB, CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(a)	4,330	2,241,901
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,140,220
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,961,025
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	4,000	4,800,640
Future Tax Secured Subordinate Bonds, Sub-Series A-1, 5.00%, 08/01/40	1,025	1,282,675
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	3,320	3,731,879
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	975	1,182,422
Series A-2, 5.00%, 08/01/38	4,105	5,083,180
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,915,741
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	1,770	2,177,489
General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	2,185	2,692,029
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	800	980,280
5.00%, 02/15/42	6,225	7,620,707
4.00%, 02/15/44	2,685	3,024,089
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	3,465	3,979,067
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,269,860
Green Bonds, Sub-Series B-1, 5.00%, 11/15/51	2,815	3,407,811
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,516,660
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, Series B(a):
CAB, Sub Lien, 0.00%, 11/15/32	685	517,257

Security	Par (000)	Value

County/City/Special District/School District (continued)
0.00%, 11/15/42	$2,640	$1,438,219
0.00%, 11/15/47	6,740	3,143,873
0.00%, 11/15/48	3,550	1,617,416
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,740,417
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,125,260
4 World Trade Center Project, 5.75%, 11/15/51	3,000	3,244,170
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,090	1,150,081
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,725	3,995,919

		152,508,896

Education — 21.5%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	290,140
5.00%, 12/01/32	100	115,767
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	2,000	2,049,340
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	525	599,114
Manhattan College Project, 4.00%, 08/01/42	975	1,075,308
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	119,851
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	2,265	2,626,403
American Museum of Natural History, 5.00%, 07/01/41	825	951,580
Wildlife Conservation Society, 5.00%, 08/01/42	750	836,580
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,740	5,874,603
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 05/01/31	2,305	2,430,277
5.25%, 05/01/32	1,000	1,054,370
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 05/01/28	750	918,398
Series A, 5.00%, 05/01/29	4,060	4,967,857
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 04/01/21(b)	1,040	1,086,228
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	685	851,023
5.00%, 07/01/48	1,030	1,268,527
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	1,180	1,462,752
4.00%, 07/01/46	2,235	2,533,842
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	815	970,861
5.00%, 07/01/43	2,940	3,501,805
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 07/01/21(b)	3,885	4,082,980

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 07/01/23(b)	$1,440	$1,641,758
4.00%, 07/01/39	500	564,585
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,280,333
5.00%, 12/01/36	1,150	1,233,962
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	528,680
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	860	894,099
5.50%, 01/01/21	500	520,955
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	675	686,124
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 05/01/21(b)	2,075	2,200,185
Fordham University, Series A, 5.00%, 07/01/21(b)	325	343,902
Fordham University, Series A, 5.50%, 07/01/21(b)	1,550	1,650,982
General Purpose, Series A, 5.00%, 02/15/23(b)	5,500	6,183,870
New School (AGM), 5.50%, 07/01/20(b)	4,050	4,126,950
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	4,580	6,839,726
New York University, Series B, 5.00%, 07/01/37	600	657,408
New York University, Series B, 5.00%, 07/01/42	3,240	3,537,950
State University Dormitory Facilities, Series A, 5.00%, 07/01/20(b)	2,035	2,069,310
State University Dormitory Facilities, Series A, 5.00%, 07/01/20(b)	800	813,488
State University Dormitory Facilities, Series A, 5.00%, 07/01/21(b)	1,500	1,586,925
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/34	1,150	1,372,226
Barnard College, Series A, 4.00%, 07/01/37	240	270,062
Barnard College, Series A, 5.00%, 07/01/43	2,520	2,986,074
Cornell University, Series A, 5.00%, 07/01/40	700	711,151
Fordham University, 5.00%, 07/01/44	2,130	2,458,212
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,618,809
New York University, Series A, 5.00%, 07/01/31	3,955	4,347,494
New York University, Series A, 5.00%, 07/01/37	4,775	5,230,392
Series B, 5.00%, 02/15/37	2,130	2,651,041
St. John’s University, Series A, 5.00%, 07/01/37	2,240	2,626,669
State University Dormitory Facilities, Series A, 5.00%, 07/01/22(b)	1,490	1,637,316
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(b)	4,195	4,817,957
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(b)	8,735	10,032,147
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	2,490	3,056,674
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,475	1,831,655
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,645	1,997,326
Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, 4.00%, 09/01/40(c)	985	1,119,098

		125,793,101

Security	Par (000)	Value

Health — 8.4%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	$2,200	$2,207,084
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC)(b):
5.50%, 10/01/20	740	762,496
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	2,760	3,041,768
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	896,912
5.00%, 12/01/46	1,280	1,535,974
Series A, 5.00%, 12/01/32	830	916,735
Series A, 5.00%, 12/01/37	350	384,895
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,650	5,885,605
County of Oneida New York Local Development Corp., Refunding RB, Mohawk Valley Health System Project (AGM), 3.00%, 12/01/44	2,775	2,818,484
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	625	718,319
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,899,280
State of New York Dormitory Authority, RB:
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	3,450	3,518,655
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,100	1,123,012
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,058,180
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	300	317,454
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 4.00%, 07/01/45	745	833,402
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,625	3,255,656
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	4,000	4,204,360
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	9,220	9,719,448
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,525	4,126,118

		49,223,837

Housing — 6.8%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,865	7,729,441
5.00%, 07/01/33	1,675	1,889,299
City of New York Housing Development Corp., Refunding RB, M/F Housing:
8 Spruce Street, Class F, 4.50%, 02/15/48	1,230	1,313,000
Sustainable Neighborhood, Series B-1-A, 3.65%, 11/01/49	1,245	1,319,102
Sustainable Neighborhood, Series B-1-A, 3.75%, 11/01/54	1,725	1,836,745
State of New York HFA, RB:
M/F Affordable Housing, Green Bond, Climate Bond Certified, Series D (SONYMA), 3.80%, 11/01/49	2,050	2,216,501
M/F Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,135,800

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
M/F Affordable Housing, Series E (SONYMA), 3.80%, 11/01/49	$1,090	$1,172,393
M/F Housing, Climate Bond Certified, 3.15%, 11/01/54	1,315	1,350,650
M/F Housing, Green Bonds, Series H, 4.15%, 11/01/43	1,650	1,827,425
M/F Housing, Green Bonds, Series H, 4.20%, 11/01/48	1,095	1,204,927
M/F Housing, St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,510,575
M/F Housing, Sustainability Bonds, Series Q, 3.00%, 11/01/44	435	446,836
S/F Housing, Climate Bond Certified/Sustainability, Series N (Fannie Mae & Freddie Mac) (SONYMA), 3.00%, 11/01/44	380	388,444
State of New York Mortgage Agency, Refunding RB:
S/F Housing, Series 194, AMT, 3.80%, 04/01/28	3,780	4,014,247
S/F Housing, Series 213, 4.20%, 10/01/43	2,305	2,585,680
Series 190, 3.80%, 10/01/40	3,470	3,654,986
Series 218, AMT, 3.60%, 04/01/33	1,095	1,189,586
Series 218, AMT, 3.85%, 04/01/38	395	428,638
Yonkers Industrial Development Corp., RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,445	2,451,895

		39,666,170

State — 12.1%
City of New York Transitional Finance Authority, BARB:
Series S-3, 5.25%, 07/15/36	1,910	2,455,019
Fiscal 2015, Series S-1, 5.00%, 07/15/37	2,000	2,368,480
City of New York Transitional Finance Authority, BARB, Refunding RB, Series S-3, 4.00%, 07/15/38	6,070	7,041,564
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/42	7,175	8,783,994
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	3,835	4,327,184
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/39	1,610	2,010,616
Bidding Group Bond, 4.00%, 02/15/46	2,835	3,189,630
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,082,010
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	2,280	2,808,253
Group C, State Sales Tax, Series A, 5.00%, 03/15/41	8,550	10,497,519
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	3,900	4,389,177
Series A, 5.00%, 02/15/42	3,000	3,636,540
Series B, 5.00%, 03/15/37	2,000	2,401,640
State Personal Income Tax, Series A, 5.00%, 02/15/23(b)	1,000	1,123,960
Unrefunded, Series B, 5.00%, 03/15/42	7,500	8,091,000
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/41	3,335	4,186,092
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	2,000	2,246,520

		70,639,198

Tobacco — 2.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 06/01/48	820	846,150
Asset-Backed, 4.75%, 06/01/39	2,190	2,279,593
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	425	479,311
Series A-2B, 5.00%, 06/01/45	2,460	2,639,309
Series A-2B, 5.00%, 06/01/51	800	849,888
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,650	1,806,651

Security	Par (000)	Value

Tobacco (continued)
5.25%, 05/15/40	$2,250	$2,435,423
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	370,924
Westchester Tobacco Asset Securitization Corp., Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	3,305	3,479,008

		15,186,257

Transportation — 24.8%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	1,545	1,835,877
Toll Bridge System, 5.00%, 01/01/42	1,250	1,498,900
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	1,000	1,073,240
Series A, 5.00%, 05/15/23(b)	1,000	1,134,900
Series A-1, 5.25%, 11/15/23(b)	2,565	2,987,019
Series A-1, 5.25%, 11/15/23(b)	2,840	3,307,265
Series D, 5.25%, 11/15/21(b)	765	824,402
Series E, 5.00%, 11/15/38	7,785	8,801,098
Series E, 5.00%, 11/15/43	4,000	4,496,440
Series H, 5.00%, 11/15/22(b)	930	1,036,411
Series H, 5.00%, 11/15/31	760	840,256
Sub-Series B, 5.00%, 11/15/23(b)	3,250	3,754,562
Metropolitan Transportation Authority, Refunding RB, Green Bond, Climate Bond Certified, Sub-Series A-3 (AGM), 4.00%, 11/15/46	1,035	1,176,267
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 5.25%, 11/15/56	2,610	3,097,913
Green Bonds, Series A-1, 5.25%, 11/15/57	1,795	2,178,376
Series D, 5.25%, 11/15/20(b)	1,000	1,034,080
Series D, 5.25%, 11/15/21(b)	2,685	2,893,490
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	6,343,836
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,780,980
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	2,155	2,431,099
5.00%, 07/01/46	11,545	13,041,232
5.25%, 01/01/50	920	1,049,794
(AGM), 4.00%, 07/01/41	1,575	1,707,993
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	125	155,064
5.00%, 04/01/35	110	135,759
5.00%, 04/01/36	120	147,572
5.00%, 04/01/37	70	85,837
5.00%, 04/01/38	70	85,511
5.00%, 04/01/39	95	115,675
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 220th Series, AMT, 4.00%, 11/01/59	5,895	6,703,676
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,545,450
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,059,750
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,649,295
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	5,165	5,350,527
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,297,559
179th Series, 5.00%, 12/01/38	1,390	1,587,561
195th Series, AMT, 5.00%, 04/01/36	1,500	1,814,970
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	781,768
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	845,520

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	$1,000	$1,148,830
Series G, JFK International Air Terminal (NPFGC), 5.75%, 12/01/25	3,500	3,617,005
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.00%, 01/01/41	2,110	2,519,804
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/22(b)	4,225	4,551,423
General, Series I, 5.00%, 01/01/22(b)	3,250	3,501,582
General, Series J, 5.00%, 01/01/41	6,275	7,112,838
General, Series K, 5.00%, 01/01/29	2,225	2,640,853
General, Series K, 5.00%, 01/01/31	1,500	1,773,270
Series L, 5.00%, 01/01/33	490	612,030
Series L, 5.00%, 01/01/34	840	1,046,010
Series L, 5.00%, 01/01/35	970	1,203,741
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,219,908
5.00%, 11/15/45	1,500	1,800,600
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	9,700	7,611,008
General, Series A, 5.00%, 11/15/38	1,000	1,107,910
General, Series A, 5.25%, 11/15/45	1,460	1,755,446
General, Series A, 5.00%, 11/15/50	4,500	5,320,755
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	1,050	1,342,467

		144,572,404

Utilities — 15.9%
City of New York Municipal Water & Sewer System, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	4,140	5,107,849
City of New York Municipal Water & Sewer System, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,015,050
Fiscal 2015, Series HH, 5.00%, 06/15/39	3,000	3,566,580
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,522,575
Fiscal 2011, Series GG, 5.00%, 06/15/21(b)	1,000	1,056,330
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,365	1,549,712
City of New York Water & Sewer System, Refunding RB, Series EE, 5.00%, 06/15/40	5,170	6,441,872
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,387,220
Long Island Power Authority, RB:
5.00%, 09/01/37	3,825	4,799,113
5.00%, 09/01/35	2,000	2,528,520
General, 5.00%, 09/01/47	1,075	1,300,008
General, 5.00%, 09/01/36	975	1,205,588
General, Electric Systems, 5.00%, 09/01/42	335	408,268
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	3,775	3,968,695
Long Island Power Authority, Refunding RB, Electric System, Series B:
5.00%, 09/01/41	590	704,425
5.00%, 09/01/46	825	978,038
State of New York Environmental Facilities Corp., RB, Series B:
Green Bonds, 5.00%, 03/15/45	5,145	6,070,225
Revolving Funds, Green Bonds, 5.00%, 09/15/40	1,195	1,415,501
Subordinated SRF Bonds, 5.00%, 06/15/48	1,345	1,676,126

Security	Par (000)	Value

Utilities (continued)
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	$2,100	$2,215,101
Series A, 5.00%, 06/15/40	4,275	5,115,593
Series A, 5.00%, 06/15/45	18,920	22,562,478
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,268,533
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	9,960	11,358,882

		93,222,282

Total Municipal Bonds in New York		708,807,760

Guam — 0.2%

Utilities — 0.2%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,380	1,417,329

Puerto Rico — 3.7%

State — 3.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(a)	3,287	960,067
Series A-1, 4.75%, 07/01/53	694	767,876
Series A-1, 5.00%, 07/01/58	451	506,527
Series B-1, 4.75%, 07/01/53	746	824,681
Series B-1, 5.00%, 07/01/58	9,024	10,124,657
Series B-2, 4.33%, 07/01/40	7,120	7,728,903
Series B-2, 4.78%, 07/01/58	722	795,918

Total Municipal Bonds in Puerto Rico		21,708,629

Total Municipal Bonds — 125.2% (Cost — $663,396,916)		731,933,718

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 34.5%

County/City/Special District/School District — 4.9%
City of New York, GO:
Sub-Series I-1, 5.00%, 03/01/36	3,500	4,034,975
Refunding Series E, 5.00%, 08/01/27	222	222,139
Refunding Series E, 5.00%, 08/01/27	543	544,226
City of New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	4,125	4,400,880
Sub-Series F-1, 5.00%, 05/01/38	4,123	5,090,060
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)(e)	6,030	6,320,509
5.75%, 02/15/47	3,709	3,888,185
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	3,645	3,937,220

		28,438,194

Education — 1.3%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,226,099
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/21(b)	5,198	5,498,977

		7,725,076

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 3.7%
City of New York Housing Development Corp., RB, M/F Housing:
Series C1-A, 4.00%, 11/01/53	$2,733	$2,946,787
Sustainable Neighborhood Bonds, Series B1-A, 3.85%, 05/01/58	2,625	2,811,349
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	4,370	4,851,618
State of New York HFA, RB, M/F Affordable Housing, Green Bond, Climate Bond Certified, Series I, 4.05%, 11/01/48	5,457	5,961,359
State of New York HFA, Refunding RB, Series C (SONYMA, Fannie Mae), 3.85%, 11/01/39	2,413	2,665,802
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	2,471	2,696,409

		21,933,324

State — 4.9%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,474,874
4.00%, 10/15/32	8,000	9,026,720
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,556,760
General Purpose, Series C, 5.00%, 03/15/41	1,650	1,720,340
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(e)	3,550	4,449,062
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,001	1,190,773

		28,418,529

Transportation — 14.4%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	19,444,494
Port Authority of New York & New Jersey, Refunding ARB:
Consolidated, Series 169th, 5.00%, 10/15/25	7,990	8,520,221
Consolidated, Series 169th, 5.00%, 10/15/26	6,000	6,397,620
Consolidated, Series 210th, 5.00%, 09/01/48	4,760	5,927,581
Series194th, 5.25%, 10/15/55	3,900	4,706,247
State of New York Thruway Authority, Refunding RB:
Series B, 4.00%, 01/01/53(e)	7,273	8,313,278
Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	3,940	4,197,991
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	15,000	18,131,850
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	6,675	8,311,176

		83,950,458

Security	Par (000)	Value

Utilities — 5.3%
City of New York Municipal Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2018, 5.00%, 06/15/38(e)	$1,391	$1,725,696
Water & Sewer System, Fiscal 2011, Series HH, 5.00%, 06/15/32	9,900	10,448,559
Water & Sewer System, Fiscal 2012, Series BB, 5.00%, 06/15/44	3,991	4,264,028
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	5,998	6,840,636
Restructuring, Series A, 5.00%, 12/15/35	3,500	4,275,705
Restructuring, Series B, 4.00%, 12/15/35	2,980	3,428,520

		30,983,144

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.5% (Cost — $188,523,230)		201,448,725

Total Long-Term Investments — 159.7% (Cost — $851,920,146)		933,382,443

	Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.77%(f)(g)	1,725,834	$1,725,834

Total Short-Term Securities — 0.3% (Cost — $1,725,834)		1,725,834

Total Investments — 160.0% (Cost — $853,645,980)		935,108,277

Other Assets Less Liabilities — 0.9%		5,073,236

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.6)%		(108,422,618)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (42.3)%		(247,376,574)

Net Assets Applicable to Common Shares — 100.0%		$584,382,321

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to July 1, 2027, is $13,344,216. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	2,369,681	(643,847)	1,725,834	$1,725,834	$7,965	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	58	03/20/20	$7,636	$(127,384)
U.S. Long Treasury Bond	120	03/20/20	19,624	(549,836)
5-Year U.S. Treasury Note	78	03/31/20	9,385	(105,454)

				$(782,674)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$782,674	$—	$782,674

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,527,709)	$—	$(1,527,709)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(562,057)	$—	$(562,057)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$37,383,211

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$933,382,443	$—	$933,382,443
Short-Term Securities	1,725,834	—	—	1,725,834

	1,725,834	933,382,443		935,108,277

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(782,674)	$—	$—	$(782,674)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(108,105,881)	$—	$(108,105,881)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(355,805,881)	$—	$(355,805,881)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 114.1%

Alabama — 1.8%
Auburn University, RB, Series A, 5.00%, 06/01/48	$10,000	$12,361,800
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	2,485	2,990,822
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	2,835	3,323,158

		18,675,780

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,873,539

Arizona — 0.9%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	1,480	1,557,419
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	1,675	1,740,744
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	1,290	1,338,194
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	810	820,870
Odyssey Preparatory Academy Project, 5.00%, 07/01/54	945	987,440
County of Maricopa Arizona IDA, Refunding RB, Legacy Traditional Schools Project(a):
5.00%, 07/01/39	630	721,174
5.00%, 07/01/49	885	991,439
5.00%, 07/01/54	565	630,054
County of Maricopa Industrial Development Authority, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/42	435	526,724

		9,314,058

California — 8.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	3,200	3,285,152
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/37	2,965	3,336,959
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	4,030	4,351,876
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	1,160	1,418,228
Series A, 5.00%, 03/01/37	1,275	1,556,112
Series A-1, 5.75%, 03/01/34	2,300	2,411,596
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	1,830	1,930,760
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(c)	5,110	4,149,167
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(c)	5,000	3,669,150
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(d)	3,975	4,308,741
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(c)	7,620	4,469,968

Security	Par (000)	Value

California (continued)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B(c):
0.00%, 08/01/35	$7,820	$5,619,765
0.00%, 08/01/36	10,000	6,983,600
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C(c):
0.00%, 08/01/37	8,000	5,354,800
0.00%, 08/01/38	12,940	8,370,368
San Diego California Unified School District, GO, Election of 2008, Series G(c):
0.00%, 07/01/34	1,860	1,010,352
0.00%, 07/01/35	1,970	1,006,887
0.00%, 07/01/36	2,960	1,424,115
0.00%, 07/01/37	1,975	894,458
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,830,273
San Marcos Unified School District, GO, Election of 2010, Series A 5.00%, 08/01/21(b)	3400	3,609,032
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,700	2,865,348
5.00%, 10/01/41	2,555	2,717,268
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 04/01/30	10	10,037
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,750,892
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(c)	6,545	4,228,397

		87,563,301

Colorado — 2.5%
Colorado Educational & Cultural Facilities Authority, RB, Rocky Mountain School of Expeditionary Learning, 5.00%, 03/01/50(a)	2,530	2,790,970
Colorado Educational & Cultural Facilities Authority, Refunding RB, Rocky Mountain Classical Academy Project, 5.00%, 10/01/59(a)	3,365	3,711,999
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 5.00%, 08/01/44	7,500	9,130,125
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,740,120
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,326,531
STC Metropolitan District No 2, GO, Refunding, Series A:
5.00%, 12/01/38	1,285	1,402,423
5.00%, 12/01/49	1,000	1,080,070

		26,182,238

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB, Mary Wade Home Issue, Series A-1, 5.00%, 10/01/54(a)	715	781,609

Florida — 9.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,874,640
City of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,572,024
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	4,535	5,045,958
County of Broward Florida Airport System Revenue, ARB, AMT, 5.00%, 10/01/42	3,000	3,599,190
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,513,060

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$2,600	$2,773,056
5.38%, 10/01/32	3,440	3,648,636
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	5,695	6,624,196
Series B, AMT, 6.00%, 10/01/30	1,820	2,121,319
Series B, AMT, 6.25%, 10/01/38	1,165	1,354,441
Series B, AMT, 6.00%, 10/01/42	1,865	2,159,036
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	530	611,154
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	14,360	16,557,511
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	1,675	2,017,420
County of Miami-Dade Florida, Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	6,500	7,854,145
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	1,550	1,727,010
5.00%, 08/01/47	4,590	5,097,608
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	50	53,365
5.00%, 10/01/31	3,050	3,246,511
Escambia County Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bond, 4.00%, 08/15/45(e)	7,000	7,833,560
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	4,760	5,707,621
LT Ranch Community Development District, Special Assessment Bonds:
4.00%, 05/01/40	1,415	1,462,827
4.00%, 05/01/50	2,000	2,034,600
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, 5.00%, 04/01/37	4,630	5,602,161
Westside Community Development District, Refunding, Special Assessment Bonds(a):
4.10%, 05/01/37	640	657,421
4.13%, 05/01/38	630	646,292

		100,394,762

Georgia — 0.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,405	1,658,841
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,338,697
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	395	452,121
5.00%, 04/01/44	1,775	2,003,620

		5,453,279

Hawaii — 1.2%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,385	2,910,582
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc., AMT, 4.00%, 03/01/37	5,275	5,739,200
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 08/01/27	2,000	2,246,380
5.00%, 08/01/28	1,775	1,991,994

		12,888,156

Security	Par (000)	Value

Illinois — 14.3%
Chicago O’Hare International Airport, Refunding RB, O’Hare International Airport, Senior Lien AMT, Series B, 5.00%, 01/01/31	$2,425	$2,591,331
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	3,035	3,428,761
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	7,555	7,886,060
3rd Lien, Series A, 5.75%, 01/01/39	1,445	1,503,017
Senior Lien, Series D, 5.25%, 01/01/42	8,285	10,079,697
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,865	3,380,614
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,732,671
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	3,250	3,589,690
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	661,076
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	8,700	9,300,909
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	985	1,102,008
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(c):
0.00%, 12/15/26	8,500	7,378,765
0.00%, 06/15/32	14,000	10,195,780
0.00%, 12/15/33	20,000	13,794,600
0.00%, 12/15/34	41,880	27,944,011
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(c)	9,430	4,602,689
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,813,985
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 06/01/20	200	204,304
State of Illinois, GO:
5.25%, 07/01/29	3,160	3,501,754
5.00%, 05/01/32	7,500	8,391,225
5.25%, 02/01/33	5,860	6,570,994
5.50%, 07/01/33	2,235	2,498,953
5.25%, 02/01/34	5,360	6,004,861
5.50%, 07/01/38	1,200	1,336,488
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	8,540	10,394,119

		149,888,362

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,090,008
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	1,400	1,538,992
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,425	2,674,896

		7,303,896

Kentucky — 2.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/23(b)	1,000	1,127,000
Kentucky Public Energy Authority, RB, Gas Supply, Series C-1, 4.00%, 12/01/49(f)	10,125	11,396,801

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.60%, 07/01/39(d)	$8,225	$9,349,358

		21,873,159

Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,513,624
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	832,428
5.00%, 12/01/35	895	1,110,615
5.00%, 12/01/36	805	997,894
5.00%, 12/01/37	1,005	1,244,260
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	8,155	9,173,070

		18,871,891

Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	5,950	6,921,635
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	320	372,803
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	2,160	2,292,775
Series C, 5.35%, 12/01/42	840	847,695
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	3,495	3,910,346

		14,345,254

Michigan — 5.1%
Lansing Board of Water & Light, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/21(b)	3,185	3,391,069
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group(b):
Hospital;, 5.00%, 12/01/21	16,040	17,223,431
5.00%, 12/01/21	60	64,507
Michigan State University, Refunding RB, Board of Trustees, Series B, 4.00%, 02/15/39	2,125	2,469,845
Michigan Strategic Fund, RB, AMT:
I-75 Improvement Project (AGM), 4.25%, 12/31/38	2,000	2,268,500
I-75 Improvement Project, 5.00%, 12/31/43	9,940	12,026,406
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,330	1,511,625
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,075	2,221,640
Series I-A, 5.38%, 10/15/41	1,900	2,027,813
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,593,715
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,212,181

		53,010,732

Nebraska — 0.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	6,825	7,487,776

Nevada — 2.5%
City of Las Vegas Nevada Special Improvement District No 814, Special Assessment Bonds, Summerlin Villages 21 & 24A:
4.00%, 06/01/39	380	399,654
4.00%, 06/01/44	1,065	1,109,602

Security	Par (000)	Value

Nevada (continued)
Las Vegas Convention & Visitors Authority, RB, Series B, 5.00%, 07/01/43	$20,000	$24,504,800

		26,014,056

New Jersey — 11.1%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	4,920	5,579,280
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,930	2,184,663
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	590	687,498
Series WW, 5.25%, 06/15/25(b)	55	67,324
Series WW, 5.25%, 06/15/33	445	518,478
Series WW, 5.00%, 06/15/34	570	650,535
Series WW, 5.00%, 06/15/36	2,635	3,003,057
Series WW, 5.25%, 06/15/40	970	1,115,995
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 09/01/24	6,325	7,445,157
Series N-1 (NPFGC), 5.50%, 09/01/28	1,685	2,125,594
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	480	509,285
Series 1, 5.50%, 12/01/26	690	732,021
Series 1, 5.75%, 12/01/28	75	79,873
Series 1, 5.88%, 12/01/33	6,895	7,423,709
Series B, 3.25%, 12/01/39	7,670	7,982,169
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,791,189
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(c)	18,525	11,763,560
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25(c)	8,550	7,700,899
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	4,205	4,939,445
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	2,145	2,507,055
Transportation Program, Series AA, 5.25%, 06/15/33	4,150	4,617,871
Transportation Program, Series AA, 5.00%, 06/15/38	3,990	4,454,715
Transportation System, Series A, 5.50%, 06/15/21(b)	2,980	3,165,863
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	4,000	4,869,520
Transportation System, Series AA, 5.50%, 06/15/39	5,625	6,259,725
Transportation System, Series B, 5.00%, 06/15/21(b)	2,575	2,716,857
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,055,100
Transportation System, Series D, 5.00%, 06/15/32	1,825	2,075,208
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	4,000	4,674,000
5.25%, 06/01/46	11,035	13,123,594

		116,819,239

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/49	540	602,095
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	1,040	1,208,584

		1,810,679

New York — 4.9%
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,604,010

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured:
Subordinate Bond, Series C-3, 5.00%, 05/01/41	$5,000	$6,225,500
Sub-Series F-1, 5.00%, 05/01/39	3,360	4,132,800
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,190	1,250,047
5.75%, 02/15/47	730	762,529
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	8,075	9,736,916
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	5,000	6,217,450
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,300	9,470,964
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 5.00%, 03/15/43	7,500	9,366,375

		51,766,591

Ohio — 3.5%
American Municipal Power, Inc., RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/41	4,000	4,756,800
American Municipal Power, Inc., Refunding RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/38	2,375	2,824,184
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	8,050	8,085,581
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	3,000	3,296,370
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 11/13/23(b)	11,135	13,018,597
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	1,950	2,191,780
5.25%, 02/15/33	2,730	3,066,172

		37,239,484

Oregon — 0.2%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds,
Series A, 5.00%, 06/15/39(d)	395	471,247
Series A, 5.00%, 06/15/40(d)	420	499,699
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	2,800	1,496,684

		2,467,630

Pennsylvania — 7.6%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/22(b)	3,305	3,619,008
Tobacco Master Settlement Payment, 5.00%, 06/01/34	2,180	2,691,123
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	8,805	10,099,247
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	7,115	8,304,557
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	6,850	7,920,449
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	5,582,800
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	8,075	9,360,540
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	2,069,526
Series A-1, 5.00%, 12/01/41	2,320	2,752,286

Security	Par (000)	Value

Pennsylvania (continued)
Series B, 5.00%, 12/01/40	$4,920	$5,839,696
Series C, 5.50%, 12/01/23(b)	1,565	1,837,513
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,761,329
Subordinate, Series A, 5.00%, 12/01/44	5,000	6,161,750
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	2,575	2,683,330
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,545,867

		80,229,021

Puerto Rico — 3.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	5,742	1,677,123
Series A-1, 4.75%, 07/01/53	1,210	1,338,805
Series A-1, 5.00%, 07/01/58	787	883,896
Series B-1, 4.75%, 07/01/53	1,302	1,439,322
Series B-1, 5.00%, 07/01/58	15,757	17,678,881
Series B-2, 4.33%, 07/01/40	12,433	13,496,270
Series B-2, 4.78%, 07/01/58	1,261	1,390,101

		37,904,398

Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	3,000	3,152,010
5.00%, 06/01/50	7,465	8,048,763

		11,200,773

South Carolina — 5.9%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	3,600	3,899,052
South Carolina Jobs-Economic Development Authority, RB:
Bishop Gadsden Episcopal Retirement Community, 5.00%, 04/01/44	285	329,517
Bishop Gadsden Episcopal Retirement Community, 4.00%, 04/01/49	270	289,610
Bishop Gadsden Episcopal Retirement Community, 5.00%, 04/01/49	765	874,556
Bishop Gadsden Episcopal Retirement Community, 4.00%, 04/01/54	580	617,543
Bishop Gadsden Episcopal Retirement Community, 5.00%, 04/01/54	1,510	1,721,023
Hilton Head Christian Academy, 5.00%, 01/01/40(a)	2,630	2,815,599
McLeod Health Obligated Group, 5.00%, 11/01/43	5,000	6,104,700
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/38	3,380	4,102,238
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	6,530	7,933,950
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	11,450	12,993,460
Series E, 5.50%, 12/01/53	4,525	5,107,684
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	5,870	6,537,360
(AGM), 5.00%, 12/01/56	7,155	8,510,372

		61,836,664

Tennessee — 0.5%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	4,665	5,654,773

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 12.3%
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	$11,345	$12,333,263
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	7,450	9,101,292
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	1,450	1,605,092
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	5,810	3,227,804
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/34	5,000	6,267,450
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,391,317
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	10,980	11,631,773
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.00%, 11/01/20(b)	5,000	5,142,800
5.25%, 11/01/33	2,745	3,148,570
Grand Parkway Transportation Corp., RB, Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/43	7,940	9,882,203
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	9,685	4,613,062
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	18,100	5,951,280
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/39	9,080	11,208,352
2nd Tier-Series B, 5.00%, 01/01/43	12,355	14,874,555
Series B, 5.00%, 01/01/40	1,710	1,884,745
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	680	344,189
0.00%, 09/15/36	12,195	5,816,771
0.00%, 09/15/37	8,730	3,915,318
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,665	1,822,409
5.00%, 12/15/32	3,930	4,298,280
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	3,630	4,157,185
Texas Water Development Board, RB, State Water Implementation Fund, Series B, 4.00%, 10/15/43	4,315	4,997,331

		128,615,041

Utah — 1.2%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/42	3,490	4,182,730
5.00%, 07/01/43	3,190	3,865,834
Salt Lake City Corp. Airport Revenue, RB, AMT, Series A, 5.00%, 07/01/37	3,475	4,271,574
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A(a):
5.00%, 06/15/39	190	206,129
5.00%, 06/15/49	380	404,548

		12,930,815

Washington — 6.1%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/38	20,000	24,132,600

Security	Par (000)	Value

Washington (continued)
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	$2,830	$3,238,878
State of Washington Convention Center Public Facilities District, RB, Civic Convention Center, 5.00%, 07/01/38	9,260	11,502,217
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	1,000	1,085,410
Providence Health & Services, Series A, 5.25%, 04/01/20(b)	2,725	2,743,884
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.00%, 08/15/41	9,000	10,094,580
Washington State Convention Center Public Facilities District, RB, Sub, 5.00%, 07/01/43	7,635	9,423,270
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	1,520	1,670,161

		63,891,000

Wisconsin — 2.1%
Public Finance Authority, Refunding RB, Penick Village Obligation Group(a):
5.00%, 09/01/39	100	111,327
5.00%, 09/01/49	145	158,714
5.00%, 09/01/54	660	719,697
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, Series A, 5.00%, 11/15/36	4,815	5,785,319
Ascension Health Credit Group, Series A, 5.00%, 11/15/39	5,000	5,966,550
Milwaukee Regional Medical Center Thermal Service, 5.00%, 04/01/44	7,350	9,012,790

		21,754,397

Total Municipal Bonds — 114.1% (Cost — $1,052,343,527)		1,197,042,353

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43	8,500	10,406,380

California — 2.9%
City & County of San Francisco California Airports International Airport, Refunding ARB, AMT, Series E, 5.00%, 05/01/45	14,215	17,621,053
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(h)	7,074	8,997,099
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,693,450

		30,311,602

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Sub-System, Series A, AMT, 5.25%, 12/01/43(h)	5,833	7,248,439

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,932	4,643,629

Florida — 4.7%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	10,355,371
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	12,265,696

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	$4,840	$5,251,787
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	11,702	12,015,868
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	7,880	9,622,820

		49,511,542

Illinois — 4.3%
Illinois St Toll Highway Auth, RB, Series A, 5.00%, 01/01/44	12,000	14,997,360
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	10,000	11,680,197
Series A, 5.00%, 01/01/38	5,836	6,435,159
Series A, 5.00%, 01/01/40	7,621	8,948,938
Series B, 5.00%, 01/01/40	2,939	3,467,489

		45,529,143

Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	13,470	16,572,814

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,204	4,812,829
Commonwealth of Massachusetts, GOL, Consolidated Loan, Series E, 5.25%, 09/01/43	20,000	25,611,600

		30,424,429

Michigan — 2.0%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,591	6,504,021
State of Michigan Building Authority, Refunding RB, Series I:
Facilities Program, 5.00%, 10/15/45	2,410	2,861,080
5.00%, 04/15/38	10,000	11,871,396

		21,236,497

Nevada — 2.3%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 06/01/43	9,730	12,076,002
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	9,840	11,771,887

		23,847,889

New Jersey — 2.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,320	2,771,078
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,723,800
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	4,961	5,195,906

		20,690,784

New York — 7.0%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	15,521	17,497,815
Series DD, 5.00%, 06/15/35	4,740	5,521,389
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,476,235
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,275	5,138,814
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,903,277
State of New York Dormitory Authority, RB, Group B, State Sales Tax, Series A, 5.00%, 03/15/39	7,622	9,387,515

Security	Par (000)	Value

New York (continued)
State of New York Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	$14,280	$15,889,784

		72,814,829

Pennsylvania — 1.8%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	3,005,901
Geisinger Authority Pennsylvania, Refunding RB, Geisinger Health System, Series A, 4.00%, 06/01/41	15,000	16,151,850

		19,157,751

Texas — 3.3%
Aldine Independent School District, GO, Refunding (PSF-GTD), 5.00%, 02/15/42	9,701	11,806,964
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	9,840	11,768,640
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	2,007,471
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(h)	8,868	9,337,351

		34,920,426

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	11,740	14,693,076

Washington — 1.7%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,548,392
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	10,558,276

		18,106,668

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/39	12,650	15,095,369
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	2,490	2,721,197

		17,816,566

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.8% (Cost — $404,901,316)		437,932,464

Total Long-Term Investments — 155.9% (Cost — $1,457,244,843)		1,634,974,817

	Shares

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(i)(j)	7,295,761	7,297,220

Total Short-Term Securities — 0.7% (Cost — $7,296,796)		7,297,220

Total Investments — 156.6% (Cost — $1,464,541,639)		1,642,272,037

Other Assets Less Liabilities — 0.2%		2,728,963

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.9)%		(240,019,148)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (33.9)%		(355,973,261)

Net Assets Applicable to Common Shares — 100.0%		$1,049,008,591

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2021 to June 1, 2026, is $14,121,096. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	8,294,999	(999,238)	7,295,761	$7,297,220	$53,734	$(1,459)	$423

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	249	03/20/20	$32,782	$(437,844)
U.S. Long Treasury Bond	449	03/20/20	73,426	(1,813,523)
5-Year U.S. Treasury Note	128	03/31/20	15,401	(157,761)

				$(2,409,128)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on future contracts(a)	$—	$—	$—	$—	$2,409,128	$—	$2,409,128

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,951,173)	$—	$(2,951,173)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,293,104)	$—	$(1,293,104)

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	116,051,117

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,634,974,817	$—	$1,634,974,817
Short-Term Securities	7,297,220	—	—	7,297,220

	$7,297,220	$1,634,974,817	$—	$1,642,272,037

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(2,409,128)	$—	$—	$(2,409,128)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(239,284,734)	$—	$(239,284,734)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(595,684,734)	$—	$(595,684,734)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$512,910,762	$915,486,818	$933,382,443	$1,634,974,817
Investments at value — affiliated(b)	1,179,443	200,084	1,725,834	7,297,220
Cash	—	9,371	82,348	21,033
Cash pledged for futures contracts	356,800	911,750	531,350	1,579,600
Receivables:
Investments sold	—	—	—	75,677
Dividends — affiliated	1,007	250	2,197	7,730
Interest — unaffiliated	5,145,460	11,418,852	8,755,330	14,633,891
Prepaid expenses	7,243	83,507	73,306	75,501

Total assets	519,600,715	928,110,632	944,552,808	1,658,665,469

ACCRUED LIABILITIES
Payables:
Investments purchased	3,792,651	3,913,015	1,080,397	7,773,920
Income dividend distributions	990,913	1,582,663	1,682,430	3,032,705
Interest expense and fees	163,694	755,016	316,737	734,414
Investment advisory fees	453,285	772,218	787,537	1,372,911
Directors’ and Officer’s fees	2,152	303,286	318,728	549,954
Other accrued expenses	155,595	224,751	374,730	547,421
Variation margin on futures contracts	87,296	217,673	127,473	387,558

Total accrued liabilities	5,645,586	7,768,622	4,688,032	14,398,883

OTHER LIABILITIES
TOB Trust Certificates	61,260,897	195,715,219	108,105,881	239,284,734
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	166,207,848	247,376,574	355,973,261
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	131,000,000	—	—	—

Total other liabilities	192,260,897	361,923,067	355,482,455	595,257,995

Total liabilities	197,906,483	369,691,689	360,170,487	609,656,878

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$321,694,232	$558,418,943	$584,382,321	$1,049,008,591

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$290,717,417	$493,015,475	$523,161,206	$885,356,529
Accumulated earnings	30,976,815	65,403,468	61,221,115	163,652,062

NET ASSETS	$321,694,232	$558,418,943	$584,382,321	$1,049,008,591

Net asset value, per Common Share	$14.28	$16.23	$14.76	$15.39

(a) Investments at cost — unaffiliated	$470,519,455	$842,911,655	$851,920,146	$1,457,244,843
(b) Investments at cost — affiliated	$1,179,439	$200,084	$1,725,834	$7,296,796
(c) Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Common Shares outstanding, par value $0.10 per share	22,520,759	34,405,717	39,586,584	68,150,681
(f) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2020

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Interest — unaffiliated	$9,809,513	$16,087,545	$16,904,644	$29,681,473
Dividends — affiliated	10,381	14,116	7,965	53,734

Total investment income	9,819,894	16,101,661	16,912,609	29,735,207

EXPENSES
Investment advisory	1,400,060	2,292,996	2,330,744	4,069,778
Professional	44,097	52,097	56,662	83,476
Accounting services	43,940	64,053	64,722	91,891
Rating agency	22,492	22,492	22,492	22,492
Transfer agent	18,019	17,260	19,516	34,636
Directors and Officer	11,458	38,738	40,578	70,781
Registration	4,552	6,424	7,393	12,681
Custodian	4,208	11,255	6,783	8,123
Printing	3,866	4,448	4,790	6,142
Liquidity fees	—	598,143	819,847	1,174,034
Remarketing fees on Preferred Shares	—	34,195	75,961	109,296
Miscellaneous	9,721	14,988	14,961	19,861

Total expenses excluding interest expense, fees and amortization of offering costs	1,562,413	3,157,089	3,464,449	5,703,191
Interest expense, fees and amortization of offering costs(a)	2,005,078	2,955,956	2,674,794	4,723,447

Total expenses	3,567,491	6,113,045	6,139,243	10,426,638
Less fees waived and/or reimbursed by the Manager	(57,117)	(964)	(281)	(4,173)

Total expenses after fees waived and/or reimbursed	3,510,374	6,112,081	6,138,962	10,422,465

Net investment income	6,309,520	9,989,580	10,773,647	19,312,742

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(1,155,359)	(2,210,404)	(1,527,709)	(2,951,173)
Investments — affiliated	657	53	—	(1,459)
Investments — unaffiliated	548,277	698,990	1,437,012	2,211,605

	(606,425)	(1,511,361)	(90,697)	(741,027)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(295,251)	(785,751)	(562,057)	(1,293,104)
Investments — affiliated	(746)	—	—	423
Investments — unaffiliated	8,826,487	17,048,778	15,253,941	40,563,725

	8,530,490	16,263,027	14,691,884	39,271,044

Net realized and unrealized gain	7,924,065	14,751,666	14,601,187	38,530,017

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$14,233,585	$24,741,246	$25,374,834	$57,842,759

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	MUE		MCA
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,309,520	$12,835,636	$9,989,580	$20,674,671
Net realized loss	(606,425)	(1,561,544)	(1,511,361)	(4,156,163)
Net change in unrealized appreciation (depreciation)	8,530,490	10,445,013	16,263,027	23,828,711

Net increase in net assets applicable to Common Shareholders resulting from operations	14,233,585	21,719,105	24,741,246	40,347,219

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(5,945,480)	(13,580,018)	(9,508,260)	(22,693,220)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	8,288,105	8,139,087	15,232,986	17,653,999
Beginning of period	313,406,127	305,267,040	543,185,957	525,531,958

End of period	$321,694,232	$313,406,127	$558,418,943	$543,185,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYN		MYI
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,773,647	$20,693,092	$19,312,742	$39,797,871
Net realized loss	(90,697)	(6,485,882)	(741,027)	(8,077,784)
Net change in unrealized appreciation (depreciation)	14,691,884	31,329,127	39,271,044	65,747,119

Net increase in net assets applicable to Common Shareholders resulting from operations	25,374,834	45,536,337	57,842,759	97,467,206

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(10,094,579)	(20,206,180)	(18,209,044)	(40,902,538)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	15,280,255	25,330,157	39,633,715	56,564,668
Beginning of period	569,102,066	543,771,909	1,009,374,876	952,810,208

End of period	$584,382,321	$569,102,066	$1,049,008,591	$1,009,374,876

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2020

	MUE	MCA	MYN	MYI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$14,233,585	$24,741,246	$25,374,834	$57,842,759
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	36,065,826	130,496,132	43,904,036	149,575,816
Purchases of long-term investments	(48,695,558)	(136,940,066)	(49,824,834)	(142,977,408)
Net proceeds from sales of short-term securities	9,276,745	12,245,509	643,847	998,402
Amortization of premium and accretion of discount on investments and other fees	1,459,467	3,187,937	2,742,720	2,039,236
Net realized (gain) loss on investments	(548,934)	(699,043)	(1,437,012)	(2,210,146)
Net unrealized (appreciation) depreciation on investments	(8,825,741)	(17,048,778)	(15,253,941)	(40,564,148)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	9,486	10,021	2,334	1,284
Interest — unaffiliated	24,575	793,868	161,485	919,081
Variation margin on futures contracts	3,000	5,433	5,188	7,875
Prepaid expenses	25,466	16,529	17,676	21,377

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	(28,748)	(292,688)	(87,780)	(309,205)
Investment advisory fees	229,676	386,659	398,374	691,119
Directors’ and Officer’s fees	144	4,092	4,151	8,096
Other accrued expenses	(17,036)	(100,487)	(162,577)	(233,273)
Variation margin on futures contracts	(2,110)	26,689	(25,496)	7,808

Net cash provided by operating activities	3,209,843	16,833,053	6,463,005	25,818,673

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(5,945,480)	(9,508,260)	(10,094,579)	(18,209,044)
Repayments of TOB Trust Certificates	(1,669,330)	(6,986,386)	(1,215,271)	(14,296,005)
Proceeds from TOB Trust Certificates	4,471,998	—	4,948,019	7,109,995
Amortization of deferred offering costs	—	7,964	7,830	10,289

Net cash used for financing activities	(3,142,812)	(16,486,682)	(6,354,001)	(25,384,765)

CASH
Net increase in restricted and unrestricted cash	67,031	346,371	109,004	433,908
Restricted and unrestricted cash at beginning of period	289,769	574,750	504,694	1,166,725

Restricted and unrestricted at end of period	$356,800	$921,121	$613,698	$1,600,633

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,033,826	$3,240,680	$2,754,744	$5,022,363

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$9,371	$82,348	$21,033
Cash pledged for futures contracts	356,800	911,750	531,350	1,579,600

	$356,800	$921,121	$613,698	$1,600,633

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$18,969	$37,000	$33,344	$75,125
Cash pledged for futures contracts	270,800	537,750	471,350	1,091,600

	$289,769	$574,750	$504,694	$1,166,725

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MUE
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.92		$13.55	$14.19	$15.08	$14.48	$14.42

Net investment income(a)	0.28		0.57	0.69	0.75	0.78	0.80
Net realized and unrealized gain (loss)	0.34		0.40	(0.61)	(0.87)	0.63	0.09

Net increase (decrease) from investment operations	0.62		0.97	0.08	(0.12)	1.41	0.89

Distributions to Common Shareholders from net investment income(b)	(0.26)		(0.60)	(0.72)	(0.77)	(0.81)	(0.83)

Net asset value, end of period	$14.28		$13.92	$13.55	$14.19	$15.08	$14.48

Market price, end of period	$13.05		$12.67	$12.36	$14.17	$14.94	$13.13

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.72	%(d)	7.96%	0.87%	(0.50)%	10.33%	6.84%

Based on market price	5.14	%(d)	7.72%	(7.85)%	0.29%	20.55%	7.96%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.25	%(e)	2.48%	2.24%	1.96%	1.56%	1.50%

Total expenses after fees waived and/or reimbursed	2.21	%(e)	2.45%	2.20%	1.92%	1.55%	1.49%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(f)	0.95	%(e)	0.95%	0.95%	0.95%	0.95%	0.96%

Net investment income to Common Shareholders	3.97	%(e)	4.23%	4.96%	5.21%	5.32%	5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$321,694		$313,406	$305,267	$319,413	$339,493	$325,911

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$345,568		$339,241	$333,028	$343,826	$359,155	$348,787

Borrowings outstanding, end of period (000)	$61,261		$58,458	$48,546	$62,841	$57,549	$51,795

Portfolio turnover rate	7%		26%	21%	19%	15%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.79		$15.27	$15.73	$16.77	$16.11	$16.14

Net investment income(a)	0.29		0.60	0.67	0.73	0.81	0.83
Net realized and unrealized gain (loss)	0.43		0.58	(0.45)	(0.94)	0.70	0.02

Net increase (decrease) from investment operations	0.72		1.18	0.22	(0.21)	1.51	0.85

Distributions to Common Shareholders(b)
From net investment income	(0.28)		(0.62)	(0.68)	(0.78)	(0.85)	(0.88)
From net realized gain	—		(0.04)	—	(0.05)	—	—

Total distributions	(0.28)		(0.66)	(0.68)	(0.83)	(0.85)	(0.88)

Net asset value, end of period	$16.23		$15.79	$15.27	$15.73	$16.77	$16.11

Market price, end of period	$14.74		$14.29	$13.30	$15.18	$16.75	$14.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.77	%(d)	8.64%	1.86%	(0.92)%	9.84%	5.76%

Based on market price	5.14	%(d)	12.87%	(8.07)%	(4.26)%	20.15%	8.47%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.22	%(e)	2.62%	2.22%	1.91%	1.46%	1.32%

Total expenses after fees waived and/or reimbursed	2.22	%(e)	2.62%	2.22%	1.91%	1.46%	1.32%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(f)	1.14	%(e)	0.97%	0.93%	0.92%	0.89%	0.86%

Net investment income to Common Shareholders	2.18	%(e)	3.96%	4.33%	4.64%	4.94%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$558,419		$543,186	$525,532	$541,303	$576,764	$554,060

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$435,387		$426,238	$415,635	$425,107	$446,404	$432,769

Borrowings outstanding, end of period (000)	$195,715		$202,702	$214,550	$195,488	$176,433	$172,574

Portfolio turnover rate	13%		27%	25%	37%	23%	36%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.38		$13.74	$14.25	$15.07	$14.16	$14.09

Net investment income(a)	0.27		0.52	0.58	0.64	0.70	0.75
Net realized and unrealized gain (loss)	0.37		0.63	(0.50)	(0.81)	0.94	0.09

Net increase (decrease) from investment operations	0.64		1.15	0.08	(0.17)	1.64	0.84

Distributions to Common Shareholders from net investment income(b)	(0.26)		(0.51)	(0.59)	(0.65)	(0.73)	(0.77)

Net asset value, end of period	$14.76		$14.38	$13.74	$14.25	$15.07	$14.16

Market price, end of period	$13.41		$13.19	$11.89	$13.26	$14.40	$13.13

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.65	%(d)	9.15%	1.07%	(0.69)%	12.19%	6.54%

Based on market price	3.65	%(d)	15.69%	(6.00)%	(3.29)%	15.60%	9.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.13	%(e)	2.45%	2.19%	1.93%	1.51%	1.44%

Total expenses after fees waived and/or reimbursed	2.13	%(e)	2.45%	2.19%	1.93%	1.50%	1.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(f)	1.20	%(e)	1.08%	0.91%	0.92%	0.89%	0.89%

Net investment income to Common Shareholders	3.74	%(e)	3.80%	4.11%	4.52%	4.79%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$584,382		$569,102	$543,772	$564,202	$596,528	$560,372

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$335,923		$329,755	$319,528	$327,776	$340,827	$326,230

Borrowings outstanding, end of period (000)	$108,106		$104,473	$113,020	$113,374	$112,712	$93,113

Portfolio turnover rate	5%		19%	14%	13%	15%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.81		$13.98	$14.48	$15.49	$14.79	$14.84

Net investment income(a)	0.28		0.58	0.68	0.77	0.84	0.87
Net realized and unrealized gain (loss)	0.57		0.85	(0.44)	(0.96)	0.74	(0.03)

Net increase (decrease) from investment operations	0.85		1.43	0.24	(0.19)	1.58	0.84

Distributions to Common Shareholders from net investment income(b)	(0.27)		(0.60)	(0.74)	(0.82)	(0.88)	(0.89)

Net asset value, end of period	$15.39		$14.81	$13.98	$14.48	$15.49	$14.79

Market price, end of period	$14.05		$13.44	$12.46	$14.66	$15.63	$14.04

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.97	%(d)	11.11%	2.02%	(1.02)%	11.08%	6.12%

Based on market price	6.60	%(d)	13.13%	(10.18)%	(0.69)%	18.07%	11.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.03	%(e)	2.40%	2.11%	1.85%	1.45%	1.39%

Total expenses after fees waived and/or reimbursed	2.03	%(e)	2.40%	2.11%	1.84%	1.45%	1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, and amortization of offering costs(f)	1.11	%(e)	1.03%	0.89%	0.89%	0.88%	0.88%

Net investment income to Common Shareholders	3.75	%(e)	4.16%	4.79%	5.30%	5.60%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,049,009		$1,009,375	$952,810	$985,594	$1,053,232	$1,003,621

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$394,335		$383,214	$367,343	$376,541	$395,520	$381,600

Borrowings outstanding, end of period (000)	$239,285		$246,471	$261,702	$252,930	$261,803	$244,245

Portfolio turnover rate	9%		23%	22%	16%	10%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended January 31, 2020. The adjusted cost basis of securities at July 31, 2019 are as follows:

MUE	$469,565,220
MCA	873,754,269
MYN	851,324,340
MYI	1,471,904,487

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA’s, MYN’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$384,178	$116,303	$47,257	$547,738
MCA	1,248,924	445,804	140,731	1,835,459
MYN	679,096	224,826	70,498	974,420
MYI	1,552,957	520,544	158,875	2,232,376

For the six months ended January 31, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$111,273,388	$61,260,897	0.94% — 1.12%	$59,519,847	1.83%
MCA	420,046,624	195,715,219	0.90% — 1.04%	196,810,219	1.86
MYN	201,448,725	108,105,881	0.95% — 1.09%	106,274,915	1.82
MYI	437,932,464	239,284,734	0.95% — 1.19%	239,082,107	1.86

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2020.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$855	$964	$281	$4,173

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2020, there were no fees waived by the Manager pursuant to these arrangements.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the waiver was $56,262.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$48,386,778	$114,588,005	$48,175,231	$142,875,988
Sales	36,065,826	130,496,132	43,904,036	149,411,344

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

MUE	MCA	MYN	MYI
$10,187,568	$4,897,575	$20,952,253	$9,829,069

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$410,611,409	$647,534,611	$745,480,354	$1,227,140,404

Gross unrealized appreciation	$42,407,600	$72,594,541	$82,334,982	$177,988,184
Gross unrealized depreciation	(701,960)	(1,605,930)	(1,595,614)	(4,550,413)

Net unrealized appreciation (depreciation)	$41,705,640	$70,988,611	$80,739,368	$173,437,771

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on each Fund and its investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE, MYI and MYN invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of their assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Common Shares

For the six months ended January 31, 2020 and the year ended July 31, 2019, shares issued and outstanding remained constant for all Funds.

Each Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, the Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2020, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	247,700,000	5/01/41
MYI	5/19/11	3,564	356,400,000	6/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MCA	MYN	MYI
Expiration Date	07/02/2020	07/03/2020	07/03/2020

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-Term Rating	Fitch Long-Term Rating	Moody’s Short-Term Rating	Fitch Short-Term Rating	S&P Global Ratings’s Short-Term Rating
MCA	Aa2	AAA	N/A	F1+	A-1+
MYN	Aa2	AAA	P-1	F1	N/A
MYI	Aa1	AAA	P-1	F1	N/A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2020, the annualized dividend rate for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	1.34%	1.37%	1.39%

For the six months ended January 31, 2020, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUE	12/16/11	1,310	$131,000,000	07/02/21	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2020, the average annualized dividend rate for MUE’s VMTP Shares was 2.22%.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$1,457,340	$—
MCA	1,112,533	7,964
MYN	1,692,544	7,830
MYI	2,480,782	10,289

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted. The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUE	$0.0440	$0.0440	VMTP	W-7	$208,374
MCA	0.0460	0.0460	VRDP	W-7	150,942
MYN	0.0425	0.0425	VRDP	W-7	230,239
MYI	0.0445	0.0445	VRDP	W-7	336,730

(a)	Net investment income dividend paid on March 2, 2020 to Common Shareholders of record on February 14, 2020.
(b)	Net investment income dividend declared on March 2, 2020, payable to Common Shareholders of record on March 16, 2020.
(c)	Dividends declared for period February 1, 2020 to February 29, 2020.

NOTES TO FINANCIAL STATEMENTS	57

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Citibank, N.A.(a)

New York, NY 10179

The Toronto-Dominion Bank(b)

New York, NY 10019

VRDP Remarketing Agent

Citigroup Global Markets Inc.(a)

New York, NY 10179

TD Securities (USA) LLC(b)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For all Funds except MCA.
(b)	For MCA.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

ADDITIONAL INFORMATION	59

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GOL	General Obligation Ltd

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

SRF	State Revolving Fund

GLOSSARY OF TERMS USED IN THIS REPORT	61

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)Not Applicable to this semi-annual report.

(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings Quality Fund II, Inc.

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings Quality Fund II, Inc.

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniHoldings Quality Fund II, Inc.

Date: April 3, 2020

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